                                                                   EXHIBIT 10(f)

                                                                   No. 2521-0027

                  CASUALTY EXCESS OF LOSS REINSURANCE AGREEMENT

                                     between

                       MERCHANTS MUTUAL INSURANCE COMPANY
               MERCHANTS INSURANCE COMPANY OF NEW HAMPSHIRE, INC.

                                       and

                          AMERICAN RE-INSURANCE COMPANY

                                                                   No. 2521-0027

                               TABLE OF CONTENTS

ARTICLE                                                            PAGE
-------                                                            ----
   I         EXHIBITS COVERED                                        1

   II        TERRITORY                                               1

   III       EXCLUSIONS                                              1

   IV        COMPANY POLICY LIMITS                                   8

   V         DEFINITIONS                                             9

   VI        ULTIMATE NET LOSS                                      13

   VII       EXTRA CONTRACTUAL OBLIGATIONS
             AND EXCESS JUDGMENTS                                   14

   VIII      DECLARATORY JUDGMENT EXPENSES                          15

   IX        CLAIMS                                                 16

   X         SUBROGATION AND SALVAGE                                17

   XI        ACCESS TO RECORDS                                      17

   XII       RESERVES AND TAXES                                     18

   XIII      INSOLVENCY CLAUSE                                      18

   XIV       OFFSET AND SECURITY CLAUSE                             19

   XV        COMMENCEMENT AND
             TERMINATION                                            19

                                                                   No. 2521-0027

                  CASUALTY EXCESS OF LOSS REINSURANCE AGREEMENT

THIS AGREEMENT made and entered into by and between MERCHANTS MUTUAL INSURANCE COMPANY, Buffalo, New York and MERCHANTS INSURANCE COMPANY OF NEW HAMPSHIRE, INC., Concord, New Hampshire (hereinafter collectively referred to as "Company") and the AMERICAN RE-INSURANCE COMPANY, a Delaware Corporation with Administrative Offices in Princeton, New Jersey (hereinafter referred to as the "Reinsurer").

WITNESSETH:

The Reinsurer hereby reinsures the Company to the extent and on the terms and conditions and subject to the exceptions, exclusions and limitations hereinafter set forth and nothing hereinafter shall in any manner create any obligations or establish any rights against the Reinsurer in favor of any third parties or any persons not parties to this Agreement.

                                    ARTICLE I

EXHIBITS COVERED

The Company will reinsure with the Reinsurer and the Reinsurer will accept reinsurance from the Company as set forth in Exhibits A, B, C, and D, which are attached hereto and made a part of this Agreement, such Exhibits being entitled for purposes of identification as follows:

      EXHIBIT A: FIRST CASUALTY EXCESS OF LOSS REINSURANCE COVER
      EXHIBIT B: SECOND CASUALTY EXCESS OF LOSS REINSURANCE COVER
      EXHIBIT C: THIRD CASUALTY EXCESS OF LOSS REINSURANCE COVER
      EXHIBIT D: WORKERS' COMPENSATION EXCESS OF LOSS REINSURANCE COVER

                                   ARTICLE II

TERRITORY

This Agreement applies only to Policies issued to insureds domiciled in the United States of America, its territories or possessions, the Commonwealth of Puerto Rico, the District of Columbia, and Canada; but shall also cover incidental exposures elsewhere.

                                   ARTICLE III

EXCLUSIONS

A. The reinsurance provided under this Agreement is subject to the exclusions set forth below and shall not cover the excluded coverages, risks or exposures unless individually submitted by the Company to the Reinsurer for inclusion hereunder, and if specially accepted in writing by the Reinsurer, such business shall then be


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                                                                   No. 2521-0027

      covered under the terms of this Agreement, except to the extent the terms of this Agreement are modified by the special acceptance.

B.    This Agreement shall not apply to:

      1. Business accepted by the Company as reinsurance from other insurers other than its affiliates;

      2. Nuclear incident per the Nuclear Incident Exclusion Clause - Liability - Reinsurance attached hereto;

      3. Policies covering liability of any insurer or reinsurer for its acts or omissions in the negotiation, settlement, or defense of claims or any act or omission in dealings with its policyholders;

      4. Any loss or liability accruing to the Company directly or indirectly from any insurance written by or through any pool or association including pools or associations in which membership by the Company is required under any statutes or regulations and including automobile assigned risk pools and voluntary or involuntary market assistance programs; however, this exclusion shall not apply to individual risks under this Agreement which are assigned to the Company as a result of the business reinsured hereunder;

      5. Any liability of the Company arising from its participation or membership in any insolvency fund;

      6. Any loss or damage which is occasioned by war, invasion, hostilities, acts of foreign enemies, civil war, rebellion, insurrection, military or usurped power, or martial law or confiscation by order of any government or public authority; however, this exclusion shall not apply to workers' compensation and employers liability nor to any Policy which contains a standard war exclusion;

      7. Terrorist Activity, as defined in the DEFINITIONS Article, shall be excluded as set forth in each of the attached Exhibits;

      8. Business written on a co-indemnity basis not controlled by the Company;

      9. Business written to apply in excess of a deductible or self insured amount of more than $25,000 or business written to apply specifically in excess over underlying insurance;

      10. Automobile liability insurance relating to the ownership, maintenance (but this shall not apply to Garage Liability or Garagekeepers Liability), or use of:


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                                                                   No. 2521-0027

            a, Emergency vehicles including police and fire department vehicles; however, this exclusion shall not apply to renewal business;

            b.    Automobiles used in organized speed contests;

            c. Vehicles leased or rented to others, except customer rental exposures for garage risks;

            d. Commercial automobiles, as defined in the manuals of the Insurance Services Office, which customarily operate beyond a 500 mile radius;

            e. Public automobiles, other than school or church buses or funeral home vehicles, as defined in the manuals of the Insurance Services Office;

            f. Motor vehicles used for transporting explosives, munitions, corrosives, flammable and non-flammable gas, flammable liquid, poison, radioactive materials and hazardous waste;

      11. Liability insurance written by the aviation underwriting unit of the Company, howsoever styled;

      12. Liability insurance issued to any state or governmental agency or any political subdivision whatsoever; however, this exclusion shall not apply to school districts and school boards nor to renewal business. This exclusion shall also not apply to Owners and Contractors Protective Policies issued to any such entities;

      13.   Liability insurance relating to premises or operations involving:

            a. Aircraft or airports, as respects coverage for all liability arising out of the ownership, maintenance, or use of any aircraft or flight operations;

            b. Amusement parks or devices, carnivals or circuses, sports or other entertainment events, arenas, grandstands, or stadiums; however, this exclusion shall not apply to coverage for locations or events with daily admissions of 1,000 or less or seating capacity of 1,000 or less;

            c. Manufacturing, packing, handling, shipping, or storage of explosives, ammunitions, fuses, arms, magnesium, fireworks, nitroglycerine, celluloid, pyroxylin or explosive substances intended for use as an explosive; however, this exclusion shall not apply to incidental handling and storage in connection with the sale of such substances;


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                                                                   No. 2521-0027

            d. Gas or public utility companies, gas or public utility works, or gas lease operations;

            e. Production, refining, handling, shipping, or storage of natural or artificial fuel gasses, synthetic or coal or shale based fuel, butane, propane, gasoline, or liquefied petroleum gas; however this exclusion shall not apply to gasoline service stations, convenience stores, fuel oil dealers, hardware stores, and garden/nursery shops;

            f.    Oil or gas pipelines, wells, or drilling operations;

            g. Railroad operations; however, this exclusion shall not apply to Railroad Protective Policies;

            h. Ship building, boat manufacturing, ship repair yards, dry docks, stevedoring, or watercraft; however, this exclusion shall not apply to watercraft commonly insured under homeowners polices, nor to non-owned watercraft up to 51 feet in length for commercial Policies;

            i. Underground work, including underground mining and quarrying, tunneling, and subway construction; however, this exclusion shall not apply to underground work up to a depth of 12 feet;

            j.    Off-shore and subaqueous work;

            k. Wrecking or demolition of structures over 3 stories in height, or marine wrecking;

            l. Chemical manufacturing; however, this exclusion shall not apply to operations with annual gross receipts from chemical manufacturing of $500,000 or less;

      14. Liability insurance relating to products or completed operations involving the manufacture or importation of:

            a. Cosmetics, hair, and skin products, but this exclusion shall not apply if the total annual receipts from this exposure are $250,000 or less;

            b.    Drugs, pharmaceuticals, and agricultural chemicals;

            c. Aircraft, aircraft parts, or aircraft engines, all motorized vehicles, or mobile equipment (critical parts only).

            REVISED: 10/4/02

                                                                   No. 2521-0027

                  "Critical parts" shall mean

                  i. Safety equipment, including but not limited to airbags, and seat belts; but "critical parts" shall not include mirrors or other such items;

                  ii. Operating parts, including but not limited to brakes, tires, suspension, engines, head lights, and steering columns; but "critical parts" shall not include steering wheel, gearshift knobs, seat upholstery or similar items;

            d. Heavy machinery and equipment, home power tools, or oil drilling equipment:

      15. Insurance covering damages claimed for the withdrawal, inspection, repair, replacement, or loss of use of the insured's products or of any property of which such products form a part, or if such products or property are withdrawn from the market or from use because of any known or suspected defect or deficiency therein;

      16. Malpractice insurance, directors and officers liability insurance, or any other form of errors and omissions or professional liability insurance; however, this exclusion shall not apply to druggists operating outside the State of Florida, funeral directors, veterinarians', beauty and barber shops', hearing aid service specialists', cemetery operators' liability, opticians' or printers' liability business, nor to employee benefits liability business;

      17. Insurance written for governmental bodies to afford protection against liability arising out of riot, civil commotion, or mob action or out of any act or omission in connection with the prevention or suppression of any riot, civil commotion, or mob action;

      18. Liability insurance relating to or involving satellites, spacecraft, and launch vehicles, including cargo and freight carried therein, in all phases of operation (including but not limited to manufacturing, transit, pre-launch, launch and in-orbit);

      19. Pollution liability insurance or environmental impairment liability, howsoever styled; however, this exclusion shall not apply to herbicide or pesticide use by landscapers and/or gardeners in commercial landscaping or gardening operations;

      20. Pollution under any commercial multiple peril policy, farmowners multiple peril policy, farm liability policy or any other commercial other liability policy written by the Company which does not contain the pollution exclusion set forth in ISO Commercial General Liability Form CG 00 01 (Ed. 11/88) or as subsequently amended or under any garage liability policy written by the Company which does not contain the

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                                                                   No. 2521-0027

            pollution exclusion set forth in ISO Garage Coverage Form CA 00 05 (Ed. 1/87) or as subsequently amended. However, this exclusion does not apply to:

            a. pollution coverage under the Motor Carriers Act of 1980 as contained within the MCS-90 endorsement attached to the Company's commercial automobile liability Policies, or

            b. any risk located in a jurisdiction which has not approved the Insurance Services Office exclusion or where other regulatory constraints prohibit the Company from attaching such endorsement. If the Company elects to file an endorsement independent of ISO, such endorsement will be deemed a suitable substitute provided the Company has submitted the wording to the Reinsurer and received the Reinsurer's prior approval.

      21. Workers' compensation and employers' liability insurance with respect to operations principally involving:

            a. Aircraft flight and ground operations or operations in which the flying hazard is a major part;

            b. Amusement parks or devices, exhibitions (including fireworks), carnivals or circuses, sports events and/or participants; however, this exclusion shall not apply to coverage for locations or events with daily admissions of 1,000 or less or seating capacity of 1,000 or less;

            c. Manufacturing, packing, handling, shipping, or storage of explosives, substances intended for use as an explosive, ammunitions, fuses, arms, magnesium, propellant charges, detonating devices, fireworks, nitroglycerine, celluloid, or pyroxylin; however, this exclusion shall not apply to the incidental packing, handling or storage of same in connection with the sale of such substances;

            d. Gas companies, dealers, or distributors, except those in the gasoline service station, convenience store or fuel oil dealer business; oil or gas operators, lease operators or contractors; oil or gas well works; oil or gas pipeline construction or operations; oil rig and derrick work; onshore or offshore gas or oil drilling operations;

            e. Manufacturing, packing, handling, shipping or storage of natural gas or artificial fuel gasses, butane, propane, gasoline, or liquified petroleum gas; however, this exclusion shall not apply to the


                                      -6-
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                                                                   No. 2521-0027

                  incidental packing, handling or storage of same in connection with the sale of such substances:

            f. Railroad operation or construction, except this exclusion shall not apply if the excluded exposure is not normally associated with the insured's operation and does not present a larger exposure than the overall unexcluded portion of the risk;

            g. Maritime or federal employments; steamship lines, agencies, or stevedoring, navigation or operation of vessels; operation of drydocks; and including all United States Longshoremen's and Harbor Workers' exposures, except this exclusion shall not apply if the excluded exposure (a) is endorsed on an "if any" basis or (b) is not normally associated with the insured's operation and does not present a larger exposure than the overall unexcluded portion of the risk;

            h.    Subway construction, shaft sinking, or tunneling;

            i. Wrecking or demolition of vessels or buildings or structures of more than three stories in height;

            j.    Underground mining, strip mining, or quarrying;

            k.    Subaqueous work;

            l. Caisson or coffer dam work; dam, dike, lock, or revetment construction:

            m. Chemical manufacturing; however, this exclusion shall not apply to operations with annual gross receipts from chemical manufacturing of $500,000 or less;

            n. Nuclear Regulatory Commission projects or operations conducted under license from the Nuclear Regulatory Commission;

            o.    Asbestos removal contractors;

            p.    Firefighters and police officers.

C. If the Company provides insurance for an insured with respect to the ownership, maintenance, or use of items listed in exclusions 10.a. through 10.f., and if such ownership maintenance, or use constitutes only a minor and incidental part of the total ownership, maintenance, or use of such items of the insured, such exclusion(s) shall not apply.


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                                                                   No. 2521-0027

D. If the Company provides insurance for an insured with respect to any premises, operations, products, or completed operations listed in exclusions 13. and 14., except exclusions 13.c. and 14.d., and if such premises, operations, products, or completed operations constitute only a minor incidental part of the total premises, operations, products, or completed operations of the insured, such exclusion(s) shall not apply.

E. If the Company is bound, without the knowledge of and contrary to the instructions of the Company's supervisory underwriting personnel, on any business falling within the scope of one or more of the exclusions set forth in this Section, these exclusions, except 1. through 8., 13.c. 13.d., 15. through 19., 21.c. and 21.d. shall be suspended with respect to such business until the greater of 30 days or the minimum period of time required by statute after an underwriting supervisor of the Company acquires knowledge of such business.

                                   ARTICLE IV

COMPANY POLICY LIMITS

For the purpose of determining the Company Retention and the Reinsurer's limit of liability with respect to each Exhibit of this Agreement, the limits of liability of the Company with respect to any one Policy shall be deemed not to exceed:

Automobile Bodily Injury Liability                                        $1,000,000 each person
                                                                          $1,000,000 each occurrence

Automobile Property Damage Liability                                      $1,000,000 each occurrence

Automobile Liability Combined Single Limit                                $1,000,000 each occurrence

Uninsured/Underinsured Motorists Coverage                                 $1,000,000 each person
                                                                          $1,000,000 each occurrence

Personal Injury Protection Coverage                                       $1,000,000 each occurrence

Other Bodily Injury Liability                                             $2,000,000 each occurrence

Other Property Damage Liability                                           $2,000,000 each occurrence

Other Liability Combined Single Limit                                     $2,000,000 each occurrence

Section II Liability under Commercial Multiple Peril                      $2,000,000 each occurrence

Section II Liability under Businessowners                                 $1,000,000 each occurrence

Section II Liability under Homeowners Multiple      Peril                 $1,000,000 each occurrence


                                      -8-
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                                                                   No. 2521-0027

Section II Liability under Farmowners Multiple Peril                      $1,000,000 each occurrence

Employers' Liability

(1)   In all states with Statutory Limits                                 Statutory Limits
(2)   In All Other States

            (i)   Bodily Injury by Accident                               $1,000,000 each accident
            (ii)  Bodily Injury by Disease                                $1,000,000 policy limit
            (iii) Bodily Injury by Disease                                $1,000,000 each employee

                                    ARTICLE V

DEFINITIONS

A.    Agreement Year

      The term "Agreement Year" as used in this Agreement shall refer to the period beginning January 1, 2002 and ending December 31, 2002. Each Agreement Year thereafter shall be defined as each successive 12-month period.

B.    Casualty Business

      The term "Casualty business" shall mean insurance which is classified in the NAIC form of annual statement as Farmowners Multiple Peril (Section
      II), Homeowners Multiple Peril (Section II), Commercial Multiple Peril (Sections II and III, including Section II of Business Owners and the Liability Section of Contractors Coverall), Workers' Compensation, Other Liability, Automobile Liability, and Automobile Personal Injury Protection, and described in the manuals of the Insurance Services Office, or the standard workers' compensation form of Policy, subject to the EXCLUSIONS Article.

C.    Claims Made

      The term "Claims Made" shall mean all claims as insured under Policies classified by the Company as claims-made Policies.

D.    Company Retention

      The term "Company Retention" shall mean the amount the Company shall retain for its own account; however, this requirement shall be satisfied if this amount is retained by the Company or its affiliated companies under common management or common ownership.

REVISED:  10/4/02


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                                                                   No. 2521-0027

E.    Gross Net Written Premium

      The term "Gross Net Written Premium" shall mean gross premiums written including additional premiums, less return premiums and less premiums for reinsurance that inures to the benefit of the Reinsurer under this Agreement.

F.    Occurrence

      The term "Occurrence" shall mean each accident or occurrence or series of accidents or occurrences arising out of one event regardless of the number of Policies involved, and as respects workers' compensation and employers' liability Policies, regardless of the number of employees or employers involved, except as modified below:

      1. As respects exposures reinsured hereunder other than occupational and other disease or cumulative injury under workers' compensation Policies, all bodily injury or property damage arising out of continuous or repeated exposure to substantially the same general conditions shall be considered as arising out of one occurrence. The date of occurrence shall be deemed to be the following:

            a. As respects a loss involving one or more Policies written on an occurrence basis, the date on which bodily injury or property damage occurs.

            b. As respects a loss involving one or more Policies written on a claims-made basis, the date when notice of claim is received and recorded by the Company or the insured, whichever comes first, and any related claims reported subsequent to such date shall be included in such loss. However, if notice of claim is received and recorded by the Company or the insured during an Extended Reporting Period, the date of occurrence shall be deemed to be the last day of the policy period.

            c. As respects a loss involving one or more Policies written on an occurrence basis and one or more Policies written on a claims-made basis, the date on which bodily injury or property damage occurs, and any related claims reported subsequent to such date shall be included in such loss whether they are covered under occurrence or claims-made Policies.

      2. As respects an occupational or other disease or cumulative injury under workers' compensation or employers' liability policies for which the employer is liable:

            a. Which arises from a specific sudden and accidental event limited in time and place, such occupational or other disease suffered by

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                                                                   No. 2521-0027

                  one or more employees of one or more employers shall be deemed to be an occurrence within the meaning of this Exhibit and the date of occurrence shall be deemed to be the date of the sudden and accidental event.

            b. Which does not arise from a specific sudden and accidental event limited in time and place, such occupational or other disease or cumulative injury shall be deemed to be an occurrence within the meaning of this Exhibit, and the date of occurrence shall be deemed to be the date of the beginning of the disability for which compensation is payable if the case is compensable under the Workers' Compensation law; or the date that disability due to said disease actually began if the case is not compensable under the Workers' Compensation law. Each case of an employee contracting such occupational or other disease or cumulative injury for which the employer insured by the Company is held liable shall be considered a separate occurrence regardless of the date of loss.

      For the purpose of this Agreement, when claims-made and/or occurrence and/or accident policies are involved in the same Occurrence in the same Agreement Year, the date of loss for the Occurrence shall be determined as follows:

      1. If an occurrence or accident policy is identified as being involved, then the date of loss shall be the date as determined under the occurrence or accident policy;

      2. If no occurrence or accident policy is identified as being involved, then the date of loss will be the date the first claim is made under a claims-made policy. If the first claim from an Occurrence is made under an Extended Reporting Period Endorsement, the date of loss for the Occurrence under such claims-made policy shall be the date the first claim is deemed to be made under the terms of the Company's policy. If the Company identifies an occurrence or accident policy after expiration of the Agreement Year, the date of loss for all policies shall remain as first established.

      It is agreed that only one date of loss may be determined for any one Occurrence.

G.    Policy

      The term "Policy" shall mean each of the Company's binders, policies and contracts providing insurance on the classes of business covered hereunder.

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                                                                   No. 2521-0027

H.    Terrorist Activity

      The term "Terrorist Activity" shall mean any deliberate, unlawful act that:

      1. is declared by any authorized governmental official to be or to involve terrorism, terrorist activity or acts of terrorism; or

      2. includes, involves, or is associated with the use or threatened use of force, violence or harm against any person, tangible or intangible property, the environment, or any natural resources, where the act or threatened act is intended, in whole or in part, to

            a. promote or further any political, ideological, philosophical, racial, ethnic, social or religious cause or objective of the perpetrator or any organization, association or group affiliated with the perpetrator;

            b. influence, disrupt or interfere with any government related operations, activities or Policies;

            c. intimidate, coerce or frighten the general public or any segment of the general public; or

            d. disrupt or interfere with a national economy or any segment of a national economy; or

      3. includes, involves, or is associated with, in whole or in part, any of the following activities, or the threat thereof:

            a. hijacking or sabotage of any form of transportation or conveyance, including but not limited to spacecraft, satellite, aircraft, train, vessel, or motor vehicle;

            b.    hostage taking or kidnapping;

            c. the use of any biological, chemical, radioactive, or nuclear agent, material, device or weapon;

            d.    the use of any bomb, incendiary device, explosive or firearm;

            e. the interference with or disruption of basic public or commercial services and systems, including but not limited to the following services or systems: electricity, natural gas, power, postal, communications, telecommunications, information, public transportation, water, fuel, sewer or waste disposal;

            f. the injuring or assassination of any elected or appointed government official or any government employee;

            g. the seizure, blockage, interference with, disruption of, or damage to any government buildings, institutions, functions, events, tangible or intangible property or other assets; or

            h. the seizure, blockage, interference with, disruption of, or damage to tunnels, roads, streets, highways, or other places of public transportation or conveyance.

                                                                   No. 2521-0027

      4. Any of the activities listed in Section 3 above shall be considered Terrorist Activity except where the Company can conclusively demonstrate to the Reinsurer that the foregoing activities or threats thereof were motivated solely by personal objectives of the perpetrator that are unrelated, in whole or in part, to any intention to

            a. promote or further any political, ideological, philosophical, racial, ethnic, social or religious cause or objective of the perpetrator or any organization, association or group affiliated with the perpetrator;

            b. influence, disrupt or interfere with any government related operations, activities or Policies;

            c. intimidate, coerce or frighten the general public or any segment of the general public; or

            d. disrupt or interfere with a national economy or any segment of a national economy.

I.    Workers' Compensation Business

      The term "Workers' Compensation business" shall mean insurance afforded by Parts One and Three of the Company's Workers' Compensation and Employers' Liability Policy and any endorsements included therein or attached thereto, subject to the EXCLUSIONS Article.

                                   ARTICLE VI

ULTIMATE NET LOSS

A. The term "Ultimate Net Loss" as used herein shall be understood to mean the sum actually paid by the Company in settlement of losses for which it is held liable under the Policies reinsured hereunder, including 90% of any Extra Contractual Obligations and/or Excess Judgments and/or Declaratory Judgment Expenses, in accordance with their respective articles, after making proper deductions for all recoveries, salvages, and claims upon other reinsurance which inures to the benefit of the Reinsurer under this Agreement whether collectible or not; provided, however, that in the event of the insolvency of the Company, "Ultimate Net Loss" shall mean the amount of loss which the Company has incurred or for which it is liable, and payment by the Reinsurer shall be made to the liquidator, receiver or statutory successor of the Company in accordance with the provisions of the INSOLVENCY CLAUSE Article.

B. All expenses incurred by the Company which are included as part of the policy limit under the Company's original Policies reinsured hereunder shall be included in "Ultimate Net Loss" as defined above.

C. All office expenses of the Company and all salaries and expenses of its officials and employees shall be excluded under this Agreement, except that the Company

                                                                   No. 2521-0027

      may include the costs and expenses of its in-house counsel as provided in
      D. below.

D. All expenses other than as provided in B. and C. above, including taxed court costs, prejudgment and postjudgment interest, and loss expenses incurred in investigation, adjustment and litigation, defense and settlement of claims made against the Company under its Policies reinsured hereunder, including the costs and expenses of the Company's in-house counsel while engaged in the litigation of claims covered hereunder, shall be apportioned in proportion to the respective interests of the parties hereto in the Ultimate Net Loss.

E. In the event a verdict or judgment is reduced by an appeal or a settlement, subsequent to the entry of a judgment, resulting in an ultimate saving on such verdict or judgment, or a judgment is reversed outright, the expense incurred in securing such final reduction or reversal shall (1) be prorated between the Reinsurer and the Company in proportion that each benefits from such reduction or reversal and the expense incurred up to the time of the original verdict or judgment shall be prorated in proportion to each party's interest in such verdict or judgment; or (2) when the terms and conditions of the Company's original Policies reinsured hereunder include expenses as part of the policy limit, be added to the Company's Ultimate Net Loss.

                                   ARTICLE VII

EXTRA CONTRACTUAL OBLIGATIONS AND/OR EXCESS JUDGMENTS

A. This Agreement shall indemnify the Company, within the limits of this Agreement, for Extra Contractual Obligations and/or Excess Judgments awarded by a court of competent jurisdiction against the Company that arise from Policies that are reinsured hereunder. Such Extra Contractual Obligation and/or Excess Judgment shall be added to the amount of the loss within the Company's policy limit and the sum thereof shall be considered one loss subject to the exclusions and limitations set forth in this Agreement and its Exhibits.

B. "Extra Contractual Obligations" are defined as damages paid by the Company that are not covered under any other provision of this Agreement, including legal costs and expenses in connection therewith, that arise as a result of the Company's handling of any claim on the Policy reinsured hereunder, such liabilities arising because of, but not limited to, the following: failure by the Company to settle within the policy limit, or by reason of alleged or actual negligence or bad faith or alleged fraud in rejecting an offer of settlement or in the preparation of the defense or in the trial of any action against its insured or in the preparation or prosecution of an appeal consequent upon such action.

C. "Excess Judgments" are defined as those damages paid by the Company which amounts are in excess of its policy limits, but otherwise within the coverage terms of the Policy reinsured hereunder, including legal costs and expenses in

                                                                   No. 2521-0027

      connection therewith, as a result of an action against it by its insured or its insured's assignee to recover damages awarded by a court of competent jurisdiction to a third party claimant, arising out of, but not limited to, the Company's alleged or actual negligence or bad faith or alleged fraud in rejecting a settlement, in discharging its duty to defend, in preparing the defense in an action against its insured or discharging its duty to prepare or prosecute an appeal consequent upon such action.

D. The date on which an Extra Contractual Obligation and/or an Excess Judgment award is incurred by the Company shall be deemed, in all circumstances, to have arisen on the same date as the Occurrence that gave rise to the Extra Contractual Obligation and/or an Excess Judgment.

E. However, this Article shall not apply where the loss has been incurred due to the fraud of a member of the Board of Directors or a corporate officer of the Company or any other employee of the Company with claims settlement authority acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the presentation, defense or settlement of any claim covered hereunder.

F. Recoveries, collectibles or retentions from any form of insurance and/or reinsurance, including but not limited to, deductibles or self-insured retentions, that protect the Company against claims the subject matter of this clause, will inure to the benefit of the Reinsurer and shall be deducted from the total amount of Extra Contractual Obligation and/or Excess Judgment award for purposes of determining the amount recoverable hereunder, whether collectible or not.

G. If any provision of this Article shall be rendered illegal or unenforceable by the laws, regulations or public policy of any state, such provision shall be considered void in such state, but this shall not affect the validity or enforceability of any other provision of this Agreement or the enforceability of such provision in any other jurisdiction.

                                  ARTICLE VIII

DECLARATORY JUDGMENT EXPENSES

A. This Agreement shall indemnify the Company, within the limits of this Agreement, for Declaratory Judgment Expenses paid by the Company, as provided in this Agreement, under Policies reinsured hereunder.

B. "Declaratory Judgment Expenses" as used herein shall mean legal expenses paid by the Company for the investigation, analysis, evaluation, and/or resolution of litigation of coverage by the Company and any other party to determine if there is coverage to indemnify and/or pay to its insured(s) under the Policies issued by the Company and reinsured hereunder for a specific loss which loss is not specifically excluded under this Agreement.

                                                                   No. 2521-0027

C. Recoveries from any form of insurance and/or reinsurance that protect the Company against claims the subject matter of this clause will inure to the benefit of the Reinsurer and shall be deducted from the total amount of Declaratory Judgment Expenses for purposes of determining the amount recoverable hereunder.

                                   ARTICLE IX

CLAIMS

A. The Company shall advise the Reinsurer promptly in writing of all claims upon which a reserve of fifty percent or more of the applicable retention hereunder has been posted by the Company and shall promptly advise the Reinsurer of any subsequent developments pertaining thereto.

B. In addition to the foregoing, the following categories of claims shall be reported in writing to the Reinsurer immediately, regardless of the liability of the insured or coverage under the Policy:

      1.    Cord injury - paraplegia, quadriplegia;

      2.    Amputations - requiring a prosthesis;

      3. Brain damage affecting mentality or central nervous system - such as permanent disorientation, behavior disorder, personality change, seizures, motor deficit, inability to speak (aphasia), hemiplegia or unconsciousness (comatose);

      4.    Blindness;

      5. Burns - involving over 10% of body with third degree or 30% of body with second degree;

      6.    Multiple fractures - involving more than one member or non-union;

      7.    Fracture of both heel bones (fractured bilateral or calcis);

      8. Nerve damage causing paralysis and loss of sensation in arm and hand (brachial plexus nerve damage);

      9.    Massive internal injuries affecting body organs;

      10. Injury to nerves at base of spinal canal (Cauda Equina) or any other back injury resulting in incontinence of bowel and/or bladder;

      11.   Fatalities

      12. Any other serious injury which, in the judgment of the Company, might involve the Reinsurer.

C. The Company has the obligation to investigate and, to the extent that may be required by the Policies reinsured hereunder, defend any claim affecting this reinsurance and to pursue such claim to conclusion.

D. It is understood that when so requested, the Company will afford the Reinsurer an opportunity to be associated with the Company, at the expense of the Reinsurer, in the defense or control of any claim, suit or proceeding involving this

                                                                   No. 2521-0027

      reinsurance; and the Company and the Reinsurer shall cooperate in every respect in the defense of such claim, suit or proceeding.

E. Payment by the Reinsurer of its portion of Ultimate Net Loss and loss expense paid by the Company will be made by the Reinsurer to the Company promptly after proof of payment by the Company and coverage hereunder is received by the Reinsurer.

                                    ARTICLE X

SUBROGATION AND SALVAGE

A. The Reinsurer shall be subrogated, as respects any loss for which the Reinsurer shall actually pay or become liable, but only to the extent of the amount of payment by or the amount of liability to the Reinsurer, to all the rights of the Company against any person or other entity who may be legally responsible in damages for said loss. The Company hereby agrees to enforce such rights, but in case the Company shall refuse or neglect to do so the Reinsurer is hereby authorized and empowered to bring any appropriate action in the name of the Company or its policyholders, or otherwise to enforce such rights.

B. Any subrogation, salvage or other amounts recovered applying to Risks covered under this Agreement shall always be used to reimburse the excess carriers (from the last to the first, beginning with the carrier of the last excess), according to their participation, before being used in any way to reimburse the Company for its primary loss.

C. In the event there is any subrogation, salvage or other amounts recovered subsequent to a loss settlement, it is agreed that if the expenses incurred in obtaining such amounts are less than the amount recovered, such expenses shall be borne by each party in the proportion that each party benefits from the amount recovered, otherwise, the amount recovered shall first be applied to the reimbursement of the expense of recovery and the remaining expense shall be borne by the Company and the Reinsurer in proportion to the liability of each party for the loss before such recovery had been obtained. Expenses hereunder shall exclude all office expenses of the Company and all salaries and expenses of its officials and employees, except the costs and expenses of the Company's in-house counsel while engaged in obtaining such subrogation or salvage amounts.

                                   ARTICLE XI

ACCESS TO RECORDS

The Company shall place at the disposal of the Reinsurer, and the Reinsurer shall have the right to inspect, through its authorized representatives, at all reasonable times during the currency of this Agreement and thereafter, the books, records and papers of the Company pertaining to the reinsurance provided hereunder.

                                                                   No. 2521-0027

                                   ARTICLE XII

RESERVES AND TAXES

A. The Reinsurer shall maintain legal reserves with respect to unearned premiums and claims hereunder.

B. The Company will be liable for all taxes on premiums reported to the Reinsurer hereunder and will reimburse the Reinsurer for such taxes where the Reinsurer is required to pay the same.

                                  ARTICLE XIII

INSOLVENCY CLAUSE

(If more than one reinsured company is included in the designation of "Company" this Article shall apply only to the insolvent company or companies)

In the event of the insolvency of the Company and the appointment of a conservator, liquidator or statutory successor, the reinsurance provided by this Agreement shall be payable by the Reinsurer directly to the Company or to its liquidator, receiver or statutory successor on the basis of the liability of the Company under the contract or contracts reinsured. Subject to the right of offset and the verification of coverage, the Reinsurer shall pay its share of the loss without diminution because of the insolvency of the Company. The liquidator, receiver or statutory successor of the Company shall give written notice of the pendency of each claim against the Company on a Policy or bond reinsured within a reasonable time after such claim is filed in the insolvency proceeding. During the pendency of such claim, the Reinsurer may, at its own expense, investigate such claim and interpose in the proceeding where such claim is to be adjudicated any defense or defenses which it may deem available to the Company, its liquidator or receiver or statutory successor. Subject to court approval, any expense thus incurred by the Reinsurer shall be chargeable against the Company as part of the expense of liquidation to the extent of such proportionate share of the benefit as shall accrue to the Company solely as a result of the defense undertaken by the Reinsurer. The reinsurance shall be payable as set forth above except where (i) the Agreement specifies another payee of such reinsurance in the event of the insolvency of the Company and (ii) the Reinsurer with the consent of the direct insureds has assumed such policy obligations of the Company as its direct obligations to the payees under such Policies, in substitution for the obligations of the Company to such payees; or where the Reinsurer has guaranteed performance of a contract insuring against physical damage to property for the benefit of mortgagees or other loss payees named in this Agreement in accordance with Section 1114(c) of the New York Insurance Law.

                                                                   No. 2521-0027

                                   ARTICLE XIV

OFFSET AND SECURITY CLAUSE

A. Each party hereto has the right, which may be exercised at any time, to offset any amounts, whether on account of premiums or losses or otherwise, due from such party to another party under this Agreement or any other reinsurance agreement heretofore or hereafter entered into between them, against any amounts, whether on account of premiums or losses or otherwise due from the latter party to the former party. The party asserting the right of offset may exercise this right, whether as assuming or ceding insurer or in both roles in the relevant agreement or agreements.

B. Each party hereby assigns and pledges to the other party (or to each other party, if more than one) all of its rights under this Agreement to receive premium or loss payments at any time from such other party ("Collateral"), to secure its premium or loss obligations to such other party at any time under this Agreement and any other reinsurance agreement heretofore or hereafter entered into by and between them ("Secured Obligations"). If at any time a party is in default under any Secured Obligation or shall be subject to any liquidation, rehabilitation, reorganization or conservation proceeding, each other party shall be entitled in its discretion, to apply, or to withhold for the purpose of applying in due course, any Collateral assigned and pledged to it by the former party and otherwise to realize upon such Collateral as security for such Secured Obligations.

C. The security interest described herein, and the term "Collateral," shall apply to all payments and other proceeds in respect of the rights assigned and pledged. A party's security interest in Collateral shall be deemed evidenced only by the counterpart of this Agreement delivered to such party.

D. Each right under this Article is a separate and independent right, exercisable, without notice or demand, alone or together with other rights, in the sole election of the party entitled thereto, and no waiver, delay, or failure to exercise, in respect of any right, shall constitute a waiver of any other right. The provisions of this Article shall survive any cancellation or other termination of this Agreement.

E. In the event of the insolvency of a party hereto, offsets shall only be allowed in accordance with the laws of the insolvent party's state of domicile.

                                   ARTICLE XV

COMMENCEMENT AND TERMINATION

A. This Agreement shall take effect as of 12:01 a.m. January 1, 2002 and shall remain in force on a continuous basis until cancelled, as hereinafter provided.

                                                                   No. 2521-0027

B. Either party shall have the right to cancel this Agreement by giving not less than 90 days prior written notice.

C. Upon cancellation of this Agreement, the Reinsurer's liability hereunder will terminate on a run-off basis. However, the Company may elect to have the Reinsurer's liability terminate on a cut-off basis. The phrases "run-off basis" and "cut-off basis" shall have the meanings set forth below:

      1.    Run-Off Basis

            Upon cancellation of this Agreement, the Reinsurer shall remain liable, with respect to Policies in force at the time and date of cancellation (the "Cancellation Date"), for Occurrences taking place until the expiration, cancellation, or next anniversary date, not to exceed 12 months, of each such Policy of the Company, whichever occurs first; provided that with respect to Policies written on a claims-made basis, the claim is received and recorded by the Company or the insured before such expiration, cancellation, or next anniversary date. However, if the Company provides an Extended Reporting Period within 12 months after the Cancellation Date on any claims-made Policy which is in force at such Cancellation Date or if an Extended Reporting Period is in force at the Cancellation Date, the Reinsurer shall continue to be liable for claims received and recorded by the Company or the insured during such Extended Reporting Period, provided always that the Occurrence which results in any such claim takes place prior to the expiration or cancellation date of the Policy.

      2.    Cut-Off Basis

            Upon cancellation of this Agreement, the Reinsurer shall pay to the Company the unearned premiums on the business in force hereunder as of the date of cancellation, less any commission allowed herein. The Reinsurer shall be discharged and released of all liability as of the Cancellation Date for any losses occurring under the Company's Policies subsequent to the Cancellation Date. As respects Policies written on a claims-made basis, the Reinsurer shall not be liable for claims received and recorded by the Company or the insured at and after the Cancellation Date, unless such claim is received and recorded by the Company or the insured during an Extended Reporting Period in force or provided under policy conditions in effect at the Cancellation Date.

E. Every notice of cancellation shall be given by certified or registered mail addressed to the other party stating when thereafter cancellation shall be effective. In determining whether the requisite number of days notice has been given in any case, the Cancellation Date shall be counted but the date of mailing shall not.

F. Notwithstanding the cancellation of this Agreement as hereinabove provided, the provisions of this Agreement shall continue to apply to all unfinished business

                                                                   No. 2521-0027

      hereunder respecting all losses occurring under the Company's Policies prior to the Cancellation Date to the end that all the obligations and liabilities incurred by each party hereunder prior to the Cancellation Date shall be fully performed and discharged.

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be executed
in duplicate this                day of           , 2002.

ACCEPTED:
MERCHANTS MUTUAL INSURANCE COMPANY
MERCHANTS INSURANCE COMPANY OF NEW HAMPSHIRE, INC.


--------------------------------


--------------------------------
Attested by:

                                            AMERICAN RE-INSURANCE COMPANY


                                            -----------------------------


                                            -----------------------------
                                            Attested by:

plh

                                                                   No. 2521-0027

                                    EXHIBIT A

                          FIRST CASUALTY EXCESS OF LOSS
                                REINSURANCE COVER

                                    Section 1

BUSINESS COVERED

The Reinsurer agrees to indemnify the Company, on an excess of loss basis, for Ultimate Net Loss paid by the Company as a result of losses occurring under the Company's Policies on or after 12:01 a.m., January 1, 2002, as respects the Company's Policies in force at 12:01 a.m., January 1, 2002, or new and renewal Policies of the Company becoming effective on and after said time and date, covering business underwritten and classified by the Company as Casualty business, as defined in the DEFINITIONS Article. However, the reinsurance provided herein shall be subject to the terms, conditions, exclusions and limitations set forth in this Agreement.

                                    Section 2

TERRORIST ACTIVITY EXCLUSION

A. The reinsurance provided under this Exhibit shall not apply to any loss, cost or expense arising out of or related to, either directly or indirectly, any Terrorist Activity, as defined in the DEFINITIONS Article, with respect to the following risks, classes of business, or accounts applicable to Policies reinsured hereunder:

      (1)   Airports and Aircraft
      (2)   Apartments/Condos/Co-Ops > 25 stories
      (3)   Automobile Mfrs.
      (4)   Bridges
      (5)   Casinos and Casino Hotels
      (6)   Chemical Mfg. and Distribution Cos.
      (7)   Convention/Exhibition Centers
      (8)   Cruise Lines
      (9)   Dams
      (10)  Defense/Aerospace Industries
      (11) Entertainment Industry, e.g. TV and motion picture studios, Broadway theaters
      (12)  Financial Institutions with more than 10 branch locations
      (13)  Flight Schools
      (14)  Government Buildings (Fed/State) and National Landmarks
      (15)  High Tech Mfg. Cos.
      (16)  Hospitals
      (17)  Hotels > 25 stories
      (18)  Internet Cos.
      (19)  Major Media Cos.

                                                                   No. 2521-0027

      (20)  Nuclear Facility exposures
      (21)  Office Buildings > 25 stories
      (22)  Petrochemical/Oil and Gas Cos.
      (23)  Pharmaceutical Mfg. and Distribution Cos.
      (24)  Pipelines (oil and gas)
      (25)  Port/Transit Authorities
      (26)  Professional Sports Teams
      (27)  Property Management Cos - High Rise exposure > 25 stories
      (28)  Railroads
      (29)  Security Services
      (30)  Enclosed Shopping Malls - property owner only
      (31)  Stadiums
      (32)  Telecommunication companies
      (33)  Theme/Amusement Parks
      (34)  Truck Rental Cos.
      (35)  Tunnels
      (36) Trucking Companies - deriving 100% of their revenue from hauling goods for others
      (37)  Universities
      (38)  Utility Cos. - electric, gas, water and sewer

B. This exclusion applies regardless of any other cause or event that in any way contributes concurrently or in any sequence to loss, cost, or expense.

                                    Section 3

RETENTION AND LIMIT

A. The Reinsurer shall be liable for that amount of Ultimate Net Loss each Occurrence in excess of the Company's retention of $750,000 Ultimate Net Loss each Occurrence. However, the Reinsurer's liability shall never exceed $1,250,000 Ultimate Net Loss each Occurrence.

B. Notwithstanding the aforementioned, the following limits shall apply as respects all loss, cost or expense arising from or related to, either directly or indirectly, any Terrorist Activity", as defined in the DEFINITIONS Article:

            $1,250,000 Ultimate Net Loss each Occurrence and $2,500,000 Ultimate Net Loss in the aggregate as respects all such Occurrences for each Agreement Year.

C. If an Occurrence takes place (1) which involves the Casualty business reinsured under this Exhibit and one Risk reinsured under Property Per Risk Excess of Loss Agreement No. 2521-0031 (the "Property Excess") in combination and (2) for which the combined Ultimate Net Loss under this Agreement and the Property Excess exceeds $750,000, then the Reinsurer shall pay to the Company the amount of combined Ultimate Net Loss in excess of a Company retention of $750,000 with

REVISED: 10/4/02

                                                                   No. 2521-0027

      respect to such Occurrence, but not exceeding a limit of liability to the Reinsurer of $500,000. The Reinsurer's Limit of Liability is specified in this paragraph shall be in addition to the Reinsurer's limits of liability set forth for this Exhibit and the Property Excess.

                                    Section 4

REINSURANCE PREMIUM

A. With respect to business in force at the effective time and date of this Exhibit, the Company shall pay to the Reinsurer a reinsurance premium equal to the product of the applicable gross rate set forth in the Schedule of Rates below times the Company's unearned premium for each class of Casualty business reinsured hereunder, calculated on the monthly pro rata basis as of the effective time and date of this Exhibit.

B. With respect to business becoming effective at and after the effective time and date of this Agreement, the Company shall pay to the Reinsurer a reinsurance premium equal to the product of the applicable gross rate set forth in the Schedule of Rates below times the Company's Gross Net Written Premium for each class of Casualty business covered under this Exhibit.

                                SCHEDULE OF RATES

      Class of Business                                                         Gross Rate

      Private Passenger Automobile Liability (including PIP)                       x.xx%

      Commercial Automobile Liability (including PIP)                              x.xx%

      Workers' Compensation and Employers' Liability                               x.xx%

      Commercial Multiple Peril (Section II), Business Owners
      (Section II), General Liability and the Liability Section of
      Contractors Coverall                                                         x.xx%

      Homeowners Multiple Peril (Section II) and Farmowners
      Multiple Peril (Section II)                                                No Charge

                                    Section 5

COMMISSION

A. The Reinsurer shall allow the Company a 40% commission on the reinsurance premium ceded hereunder. The Company shall allow the Reinsurer return commission on return premiums at the same rate.

B. It is expressly agreed that the ceding commission allowed the Company includes provision for all dividends, commissions, taxes, assessments and all other expenses of whatever nature, except loss expense.

REVISED: 10/4/02

                                                                   No. 2521-0027

                                    Section 6

REPORTS AND REMITTANCES

A.    Reinsurance Premium

      1.    In Force Premium:

            Within 25 days after the commencement of this Agreement, the Company shall report and pay to the Reinsurer the reinsurance premium with respect to the business of the Company in force at the effective time and date of this Agreement. The Company's report shall summarize the reinsurance premium by line of insurance, by term, and by month and year of expiration.

      2.    New and Renewal Premium:

            Within 25 days after the close of each month, the Company shall render to the Reinsurer a report of the reinsurance premium for the month with respect to business of the Company written during the month, summarizing the reinsurance premium by line of insurance; and the amount due either party shall be remitted within 60 days after the close of the month.

B.    Unearned Premium

      Within 25 days after the close of each calendar quarter, the Company shall render to the Reinsurer a report of the reinsurance premium unearned by line of insurance and the contribution for the quarter to the reinsurance premium in force by line of insurance, by term, and by month and year of expiration.

C.    General

      In addition to the reports required in A. and B., the Company shall furnish such other information as may be required by the Reinsurer for the completion of the Reinsurer's quarterly and annual statements and internal records. All reports shall be rendered in forms acceptable to the Company and the Reinsurer.

                                    Section 7

REINSTATEMENTS

A. Except as provided in B. below, in the event of any portion of the liability under this Exhibit being exhausted by loss, the amount so exhausted is automatically reinstated from the time of the Occurrence of the loss without payment of

                                                                   No. 2521-0027

      additional premium; but nevertheless, the Reinsurer's liability shall not exceed $1,250,000 Ultimate Net Loss each Occurrence.

B. With respect to any loss, cost or expense arising from or related to, either directly or indirectly, any "Terrorist Activity", as defined in this Agreement, the limit of liability of the Reinsurer under this Exhibit with respect to each Occurrence shall be reduced by an amount equal to the amount of liability incurred by the Reinsurer hereunder with respect to said Occurrence; but that part of the Reinsurer's liability that is so reduced shall be automatically reinstated from the time of the Occurrence, subject to payment of a flat additional premium of $312,500, due at the time of reinstatement for each amount so reinstated. Nevertheless, the Reinsurer's limit of liability under this Exhibit with respect to any loss, cost or expense arising from or related to, either directly or indirectly, any "Terrorist Activity" shall in no event exceed $1,250,000 Ultimate Net Loss each Occurrence and $2,500,000 Ultimate Net Loss in the aggregate for all such Occurrences for each Agreement Year.

                                                                   No. 2521-0027

                                    EXHIBIT B

                         SECOND CASUALTY EXCESS OF LOSS
                                REINSURANCE COVER

                                    Section 1

BUSINESS COVERED

The Reinsurer agrees to indemnify the Company, on an excess of loss basis, for Ultimate Net Loss paid by the Company as a result of losses occurring under the Company's Policies on or after 12:01 a.m., January 1, 2002, as respects the Company's Policies in force at 12:01 a.m., January 1, 2002, or new and renewal Policies of the Company becoming effective on and after said time and date, covering business underwritten and classified by the Company as Casualty business, as defined in the DEFINITIONS Article. However, the reinsurance provided herein shall be subject to the terms, conditions, exclusions and limitations set forth in this Agreement.

                                    Section 2

TERRORIST ACTIVITY EXCLUSION

A. The reinsurance provided under this Exhibit shall not apply to any loss, cost or expense arising out of or related to, either directly or indirectly, any Terrorist Activity, as defined in the DEFINITIONS Article, with respect to the following risks, classes of business, or accounts applicable to Policies reinsured hereunder:

      (2)   Airports and Aircraft
      (2)   Apartments/Condos/Co-Ops > 25 stories
      (3)   Automobile Mfrs.
      (4)   Bridges
      (5)   Casinos and Casino Hotels
      (6)   Chemical Mfg. and Distribution Cos.
      (7)   Convention/Exhibition Centers
      (8)   Cruise Lines
      (9)   Dams
      (10)  Defense/Aerospace Industries
      (11) Entertainment Industry, e.g. TV and motion picture studios, Broadway theaters
      (12)  Financial Institutions with more than 10 branch locations
      (13)  Flight Schools
      (14)  Government Buildings (Fed/State) and National Landmarks
      (15)  High Tech Mfg. Cos.
      (16)  Hospitals
      (17)  Hotels > 25 stories
      (18)  Internet Cos.
      (19)  Major Media Cos.


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                                                                   No. 2521-0027

      (20)  Nuclear Facility exposures
      (21)  Office Buildings > 25 stories
      (22)  Petrochemical/Oil and Gas Cos.
      (23)  Pharmaceutical Mfg. and Distribution Cos.
      (24)  Pipelines (oil and gas)
      (25)  Port/Transit Authorities
      (26)  Professional Sports Teams
      (27)  Property Management Cos - High Rise exposure > 25 stories
      (28)  Railroads
      (29)  Security Services
      (30)  Enclosed Shopping Malls - property owner only
      (31)  Stadiums
      (32)  Telecommunication companies
      (33)  Theme/Amusement Parks
      (34)  Truck Rental Cos.
      (35)  Tunnels
      (36) Trucking Companies - deriving 100% of their revenue from hauling goods for others
      (37)  Universities
      (38)  Utility Cos. - electric, gas, water and sewer

B. This exclusion applies regardless of any other cause or event that in any way contributes concurrently or in any sequence to loss, cost, or expense.

                                    Section 3

RETENTION AND LIMIT

A. The Reinsurer shall be liable for that amount of Ultimate Net Loss each Occurrence in excess of the Company's retention of $2,000,000 Ultimate Net Loss each Occurrence. However, the Reinsurer's liability shall never exceed $3,000,000 Ultimate Net Loss each Occurrence.

B. Notwithstanding the aforementioned, the following limits shall apply as respects all loss, cost or expense arising from or related to, either directly or indirectly, any Terrorist Activity, as defined in the DEFINITIONS Article:

            $3,000,000 Ultimate Net Loss each Occurrence and $6,000,000 Ultimate Net Loss in the aggregate as respects all such Occurrences for each Agreement Year.

C. Reinsurance recoveries under Exhibit A of this Agreement shall inure to the sole benefit of the Company in determining the Company's Ultimate Net Loss under this Exhibit.


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                                                                   No. 2521-0027

                                    Section 4

REINSURANCE PREMIUM

A. With respect to business in force at the effective time and date of this Exhibit, the Company shall pay to the Reinsurer a reinsurance premium equal to x.xx% times the Company's unearned premium for the Casualty business reinsured hereunder, calculated on the monthly pro rata basis as of the effective time and date of this Exhibit.

B. With respect to business becoming effective at and after the effective time and date of this Exhibit, the Company shall pay to the Reinsurer a reinsurance premium equal to x.xx% times the Company's Gross Net Written Premium for the Casualty business reinsured hereunder for each Agreement Year under this Exhibit.

C. The annual minimum premium for the reinsurance provided for each Agreement Year hereunder is $xxx,xxx.

D. The annual deposit premium for the reinsurance provided for each Agreement Year hereunder is $xxx,xxx.

                                    Section 5

REPORTS AND REMITTANCES

A.    Reinsurance Premium

      1.    In Force Premium:

            Within 25 days after the commencement of this Agreement, the Company shall report and pay to the Reinsurer the reinsurance premium with respect to the business of the Company in force at the effective time and date of this Agreement. The Company's report shall summarize the reinsurance premium by line of insurance, by term, and by month and year of expiration.

      2.    New and Renewal Premium:

            The annual deposit premium stipulated in the REINSURANCE PREMIUM Section shall be paid in advance by the Company to the Reinsurer in equal installments on January 1, April 1, July 1, and October 1 of each Agreement Year.

            Within 15 days after the end of each Agreement Year and upon cancellation or termination, at the end of each calendar year thereafter, until all premiums are accounted for, the Company shall render to the

                                                                   No. 2521-0027

            Reinsurer a statement of the Company's Gross Net Written Premium during the year and a calculation of the annual premium computed by the application of the rate set forth in the REINSURANCE PREMIUM Section to the Company's Gross Net Written Premium. If the actual annual premium owed to the Reinsurer under this Exhibit is more than the annual minimum premium previously paid under this Exhibit, the additional premium shall be forwarded to the Reinsurer with the statement.

B.    Unearned Premium

      Within 25 days after the close of each calendar quarter, the Company shall render to the Reinsurer a report of the reinsurance premium unearned by line of insurance and the contribution for the quarter to the reinsurance premium in force by line of insurance, by term, and by month and year of expiration.

C.    General

      In addition to the reports required in A. and B., the Company shall furnish such other information as may be required by the Reinsurer for the completion of the Reinsurer's quarterly and annual statements and internal records. All reports shall be rendered in forms acceptable to the Company and the Reinsurer.

                                    Section 6

REINSTATEMENTS

A. Except as provided in B. below, in the event of any portion of the liability under this Exhibit being exhausted by loss, the amount so exhausted is automatically reinstated from the time of the Occurrence of the loss in consideration of the payment by the Company of an additional premium calculated by applying to the annual reinsurance premium for this
      Exhibit:

      1. For the first $6,000,000 reinstated, there shall be no additional premium charge;

      2. For the next $3,000,000 reinstated, the percentage of the face amount of this Exhibit so reinstated.

      Nevertheless, the Reinsurer's liability shall not exceed $3,000,000 Ultimate Net Loss each Occurrence or $12,000,000 for all Occurrences during each Agreement Year, subject further to B. below.

B. With respect to any loss, cost or expense arising from or related to, either directly or indirectly, any Terrorist Activity, as defined in the Agreement, the limit of liability of the Reinsurer under this Exhibit with respect to each Occurrence shall

                                                                   No. 2521-0027

      be reduced by an amount equal to the amount of liability incurred by the Reinsurer hereunder with respect to said Occurrence; but that part of the Reinsurer's liability that is so reduced shall be automatically reinstated from the time of the Occurrence, subject to payment of a flat additional premium of $500,000, due at the time of reinstatement for each amount so reinstated. Nevertheless, the Reinsurer's limit of liability under this Exhibit with respect to any loss, cost or expense arising from or related to, either directly or indirectly, any "Terrorist Activity" shall in no event exceed $3,000,000 Ultimate Net Loss each Occurrence and $6,000,000 Ultimate Net Loss in the aggregate for all such Occurrences for each Agreement Year.


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                                                                   No. 2521-0027

                                    EXHIBIT C

                          THIRD CASUALTY EXCESS OF LOSS
                                REINSURANCE COVER

                                    Section 1

BUSINESS COVERED

The Reinsurer agrees to indemnify the Company, on an excess of loss basis, for Ultimate Net Loss paid by the Company as a result of losses occurring under the Company's Policies on or after 12:01 a.m., January 1, 2002, as respects the Company's Policies in force at 12:01 a.m., January 1, 2002, or new and renewal Policies of the Company becoming effective on and after said time and date, covering business underwritten and classified by the Company as Casualty business, as defined in the DEFINITIONS Article. However, the reinsurance provided herein shall be subject to the terms, conditions, exclusions and limitations set forth in this Agreement.

                                    Section 2

TERRORIST ACTIVITY EXCLUSION

The reinsurance provided under this Exhibit shall not apply to any loss, cost or expense arising out of or related to, either directly or indirectly, any Terrorist Activity, as defined in the DEFINITIONS Article. This exclusion applies regardless of any other cause or event that in any way contributes concurrently or in any sequence to loss, cost, or expense.

                                    Section 3

RETENTION AND LIMIT

A. The Reinsurer shall be liable for that amount of Ultimate Net Loss each Occurrence in excess of the Company's retention of $5,000,000 Ultimate Net Loss each Occurrence. However, the Reinsurer's liability shall never exceed $5,000,000 Ultimate Net Loss each Occurrence.

B. Reinsurance recoveries under Exhibits A and B of this Agreement shall inure to the sole benefit of the Company in determining the Company's Ultimate Net Loss under this Exhibit.

                                    Section 4

REINSURANCE PREMIUM

A. With respect to business in force at the effective time and date of this Exhibit, the Company shall pay to the Reinsurer a reinsurance premium equal to x.xx% times

                                                                   No. 2521-0027

      the Company's unearned premium for the Casualty business reinsured hereunder, calculated on the monthly pro rata basis as of the effective time and date of this Exhibit.

B. With respect to business becoming effective at and after the effective time and date of this Exhibit, the Company shall pay to the Reinsurer a reinsurance premium equal to x.xx% times the Company's Gross Net Written Premium for the Casualty business reinsured hereunder for each Agreement Year under this Exhibit.

C. The annual minimum premium for the reinsurance provided for each Agreement Year hereunder is $xxx,xxx.

D. The annual deposit premium for the reinsurance provided for each Agreement Year hereunder is $xxx,xxx.

                                    Section 5

REPORTS AND REMITTANCES

A.    Reinsurance Premium

      1.    In Force Premium:

            Within 25 days after the commencement of this Agreement, the Company shall report and pay to the Reinsurer the reinsurance premium with respect to the business of the Company in force at the effective time and date of this Agreement. The Company's report shall summarize the reinsurance premium by line of insurance, by term, and by month and year of expiration.

      2.    New and Renewal Premium:

            The annual deposit premium stipulated in the REINSURANCE PREMIUM Section shall be paid in advance by the Company to the Reinsurer in equal installments on January 1, April 1, July 1, and October 1 of each Agreement Year.

            Within 45 days after the end of each Agreement Year and upon cancellation or termination, at the end of each calendar year thereafter, until all premiums are accounted for, the Company shall render to the Reinsurer a statement of the Company's Gross Net Written Premium during the year and a calculation of the annual premium computed by the application of the rate set forth in the REINSURANCE PREMIUM Section to the Company's Gross Net Written Premium. If the actual annual premium owed to the Reinsurer under this Exhibit is more than the annual minimum premium previously paid under this Exhibit, the

                                                                   No. 2521-0027

            additional premium shall be forwarded to the Reinsurer with the statement.

B.    Unearned Premium

      Within 25 days after the close of each calendar quarter, the Company shall render to the Reinsurer a report of the reinsurance premium unearned by line of insurance and the contribution for the quarter to the reinsurance premium in force by line of insurance, by term, and by month and year of expiration.

C.    General

      In addition to the reports required in A. and B., the Company shall furnish such other information as may be required by the Reinsurer for the completion of the Reinsurer's quarterly and annual statements and internal records. All reports shall be rendered in forms acceptable to the Company and the Reinsurer.

                                    Section 6

REINSTATEMENTS

A. In the event of any portion of the liability under this Exhibit being exhausted by loss, the amount so exhausted is automatically reinstated from the time of the Occurrence of the loss in consideration of the payment by the Company of an additional premium calculated by applying to the annual reinsurance premium for this Exhibit:

      1. For the first $5,000,000 reinstated, there shall be no additional premium charge;

      2. For the next $5,000,000 reinstated, the percentage of the face amount of this Exhibit so reinstated.

B. Nevertheless, the Reinsurer's liability shall not exceed $5,000,000 Ultimate Net Loss each Occurrence or $15,000,000 for all Occurrences during each Agreement Year.

                                                                   No. 2521-0027

                                    EXHIBIT D

                      WORKERS' COMPENSATION EXCESS OF LOSS
                                REINSURANCE COVER

                                    Section 1

BUSINESS COVERED

The Reinsurer agrees to indemnify the Company, on an excess of loss basis, for Ultimate Net Loss paid by the Company as a result of losses occurring under the Company's Policies on or after 12:01 a.m., January 1, 2002, as respects the Company's Policies in force at 12:01 a.m., January 1, 2002, or new and renewal Policies of the Company becoming effective on and after said time and date, covering business underwritten and classified by the Company as Workers' Compensation business, as defined in the DEFINITIONS Article. However, the reinsurance provided herein shall be subject to the terms, conditions, exclusions and limitations set forth in this Agreement.

                                    Section 2

TERRORIST ACTIVITY EXCLUSION

The reinsurance provided under this Exhibit shall not apply to any loss, cost or expense arising out of or related to, either directly or indirectly, any Terrorist Activity, as defined in the DEFINITIONS Article. This exclusion applies regardless of any other cause or event that in any way contributes concurrently or in any sequence to loss, cost, or expense.

                                    Section 3

RETENTION AND LIMIT

A. The Reinsurer shall be liable for that amount of Ultimate Net Loss each Occurrence in excess of the Company's retention of $10,000,000 Ultimate Net Loss each Occurrence. However, the Reinsurer's liability shall never exceed $5,000,000 Ultimate Net Loss each Occurrence.

B. Reinsurance recoveries under Exhibits A, B, and C of this Agreement shall inure to the sole benefit of the Company in determining the Company's Ultimate Net Loss under this Exhibit.

                                    Section 4

MAXIMUM ANY ONE LIFE

As respects Workers' Compensation and Employers' Liability coverage reinsured hereunder (including Occupational Disease and Cumulative Injury, both as hereinafter defined), it is warranted by the Company or so deemed that the maximum per person, per Occurrence loss recoverable under an Ultimate Net Loss, as defined in this Agreement, shall be limited to $10,000,000.

                                    Section 5

REINSURANCE PREMIUM

A. With respect to business in force at the effective time and date of this Exhibit, the Company shall pay to the Reinsurer a reinsurance premium equal to 0.83% times the Company's unearned premium for the Workers' Compensation business reinsured hereunder, calculated on the monthly pro rata basis as of the effective time and date of this Exhibit.

B. With respect to business becoming effective at and after the effective time and date of this Exhibit, the Company shall pay to the Reinsurer a reinsurance premium equal to 0.83% times the Company's Gross Net Written Premium for the Workers' Compensation business reinsured hereunder for each Agreement Year under this Exhibit.

C. The annual minimum premium for the reinsurance provided for each Agreement Year hereunder is $80,000.

D. The annual deposit premium for the reinsurance provided for each Agreement Year hereunder is $100,000.

                                    Section 6

REPORTS AND REMITTANCES

A.    Reinsurance Premium

      1.    In Force Premium:

            Within 25 days after the commencement of this Agreement, the Company shall report and pay to the Reinsurer the reinsurance premium with respect to the business of the Company in force at the effective time and date of this Agreement. The Company's report shall summarize the reinsurance premium by line of insurance, by term, and by month and year of expiration.

      2.    New and Renewal Premium:

            The annual deposit premium stipulated in the REINSURANCE PREMIUM Section shall be paid in advance by the Company to the Reinsurer in equal installments on January 1, April 1, July 1, and October 1 of each Agreement Year.

                                                                   No. 2521-0027

            Within 45 days after the end of each Agreement Year and upon cancellation or termination, at the end of each calendar year thereafter, until all premiums are accounted for, the Company shall render to the Reinsurer a statement of the Company's Gross Net Written Premium during the year and a calculation of the annual premium computed by the application of the rate set forth in the REINSURANCE PREMIUM Section to the Company's Gross Net Written Premium. If the actual annual premium owed to the Reinsurer under this Exhibit is more than the annual minimum premium previously paid under this Exhibit, the additional premium shall be forwarded to the Reinsurer with the statement.

B.    Unearned Premium

      Within 25 days after the close of each calendar quarter, the Company shall render to the Reinsurer a report of the reinsurance premium unearned by line of insurance and the contribution for the quarter to the reinsurance premium in force by line of insurance, by term, and by month and year of expiration.

C.    General

      In addition to the reports required in A. and B., the Company shall furnish such other information as may be required by the Reinsurer for the completion of the Reinsurer's quarterly and annual statements and internal records. All reports shall be rendered in forms acceptable to the Company and the Reinsurer.

                                    Section 7

REINSTATEMENTS

A. In the event of any portion of the liability under this Exhibit being exhausted by loss, the amount so exhausted is automatically reinstated from the time of the Occurrence of the loss in consideration of the payment by the Company of an additional premium calculated by applying to the annual reinsurance premium for this Exhibit the percentage of the face amount of this Exhibit so reinstated.

B. Nevertheless, the Reinsurer's liability under this Exhibit shall not exceed $5,000,000 Ultimate Net Loss each Occurrence and $10,000,000 for all Occurrences during each Agreement Year.